# Williams & Webster, P.S.

*Certified Public Accountants & Business Consultants*

July 29, 2008

Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549-7561

Re: Micron Enviro Systems, Inc.
Commission File Number 000-30258

Dear Sirs:

We have read Item 4.01 of Micron Enviro Systems, Inc.'s Form 8-K dated July 16, 2008, and have the following comments:

1. We agree with the statements made in the first, second and third paragraphs.
2. We have no basis on which to agree or disagree with the statement made in the fourth paragraph.

Sincerely,

Williams & Webster, P.S.

Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington

Bank of America Financial Center
601 W. Riverside, Suite 1940, Spokane, WA 99201
Phone (509) 838-5111 Fax (509) 838-5114

www.williams-webster.com

Center for Public Company Audit Firms
Private Companies Practice Section
AICPA, WSCPA